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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 23, 2000, included in this Form 11-K for the year ended December 31, 1999, into Harrah's previously filed Registration Statement File No. 33-59975.



                                              ARTHUR ANDERSEN LLP


Memphis, Tennessee,
June 23, 2000.